Exhibit 99.1

Berenson & Company Midwest Seminar April 10, 2007 John Gillen, Senior Vice President and Chief Financial Officer

Notice Regarding Forward-Looking Statements Certain statements contained in this prospectus are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Matters discussed in press release that relate to events or developments that are expected to occur in the future, including management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters constitute forward-looking statements. Forward-looking statements are based on management’s beliefs, assumptions and expectations of future economic performance, taking into account the information currently available to management. These statements are not statements of historical fact and are typically identified by terms and phrases such as “anticipate,” “believe,” “intend,” “estimate,” “expect,” “continue,” “should,” “could,” “may,” “plan,” “project,” “predict,” “will” and similar expressions. Such forward-looking statements are subject to risks and uncertainties, and investors are cautioned that outcomes and results may vary materially from those projected due to various factors beyond DPL’s control, including but not limited to: abnormal or severe weather and catastrophic weather-related damage; unusual maintenance or repair requirements; changes in fuel costs and purchased power, coal, environmental emissions, gas and other commodity prices; volatility and changes in markets for electricity and other energy-related commodities; increased competition and deregulation in the electric utility industry; increased competition in the retail generation market; changes in interest rates; state, federal and foreign legislative and regulatory initiatives that affect cost and investment recovery, emission levels, rate structures or tax laws; changes in federal and/or state environmental and other laws and regulations to which DPL and its subsidiaries are subject; the development of Regional Transmission Organizations, including the PJM to which DPL’s operating subsidiary has given control of its transmission functions; changes in DPL’s purchasing processes, delays and supplier availability; growth in DPL’s service territory and changes in demand and demographic patterns; changes in accounting rules and the effect of accounting pronouncements issued periodically by accounting standard-setting bodies; financial market conditions; the outcomes of litigation and regulatory investigations, proceedings or inquiries; general economic conditions; and the risks and other factors discussed in DPL’s filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date of the document in which they are made. We disclaim any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in our expectations or any change in events, conditions or circumstances on which the forward-looking statement is based.

DPL Inc. -“A reliable, efficient, profitable and well-regarded investor-owned regional utility” Diversified regional energy holding company and headquartered in Dayton, Ohio. Principal Subsidiaries The Dayton Power and Light Company, a regulated electric utility DPL Energy, LLC, an operator of peaking generation facilities DPL Energy Resources, a competitive retail electric supplier in Ohio DPL Inc.

The Dayton Power & Light Co. Regulated public utility incorporated in 1911 Approximately 500,000 Residential, Commercial, Industrial, and Government customers Serving 24 counties within a 6,000 square mile area of Western Central Ohio Approximately 1,400 management and union employees The Dayton Power & Light Co.

Stable and Strong Retail Market West Central Ohio 500,000 Customer Base Residential Commercial Kroger, Walmart, Premier Health Services Industrial Delphi, Cargill, General Motors, Honda Government Wright Patterson Air Force Base, City of Dayton, Montgomery County Customers 89% 9% 2% Revenue 49% 28% 23% Residential Commercial Industrial

Ohio Regulatory Environment One of 24 states with deregulated electric generation Senate Bill 3 (SB3) In 2001, the Public Utilities Commission of Ohio (PUCO) partially deregulated utility service establishing a competitive electric generation market in Ohio. Retail customers have the ability to choose a generation provider, while DPL Inc. continues to provide transmission and distribution services. Currently, little to no customer switching in Ohio, except to unregulated utility subsidiaries. DP&L currently operating under a Rate Stabilization Plan (RSP) through 2010. Regulatory Environment

Ohio Regulatory Environment (ctn) SB3 required electric utilities to join a Regional Transmission Organization (RTO), which administers an electric marketplace and insures the reliability of the transmission grid. Regulatory Environment

Regional Transmission Organizations (RTO’s) DPL Inc and its co-owned generation units are strategically located. Member of PJM RTO DPL Inc’s co-owned generation units with Duke have the capability to sell generation in MISO RTO PJM MISO

DPL Generation Coal = 2,800 17 Natural Gas/Diesel = 1,600 21 Total = 4,400 38 DPL Generation = 4,400 Megawatts MW Units

Multiple Ownership of Baseload Generation Spreads Operational Risk 1,300 365 DPL, Duke, AEP Zimmer 600 186 DPL, Duke East Bend, Unit 2 1,000 360 DPL, Duke Miami Fort, Units 7 & 8 414 207 DPL, Duke, AEP Beckjord, Unit 6 780 129 DPL, Duke, AEP Conesville, Unit 4 2,376 832 DPL, Duke, AEP Stuart 615 412 DPL, Duke Killen 365 365 DPL Hutchings Total Plant Capacity (mw) DPL Portion (mw) Ownership Coal Units

Powder River Basin Proximity to Diverse Supply  PRB   Illinois Basin   Northern Appalachian   Central Appalachian Value Reliability Compatibility Supply Region Pre-scrubber installation: DPL needed to burn low sulfur coal to comply with SO2 emission permits. Post-scrubber: Ability to use higher value (lower cost) coals from Northern Appalachian and Illinois Basin regions requires equipment upgrades and potential test burns to determine the impact on operations.

Cost-effective compliance with Federal Environmental Regulations Provide ability to use traditionally lower-cost coal First units to be operational beginning in 2007 and phasing in at various plants through 2009. Killen = June 2007 Stuart Units 3 & 4 = Jan. 2008 Stuart Units 1 & 2 = June 2008 Scrubbers (FGD) FGD = Flue Gas Desulfurization

Fuel: Post-Scrubber Outlook Killen Station: 2007 2 lb SO2 coal for initial period following scrubber start-up. Use on-site blending of typical Killen coals with higher sulfur coals to determine what sulfur level can be tolerated. Increase sulfur levels in increments. Killen Station: 2008 – 2010 Contract with suppliers that offer multiple coal qualities to adjust highest SO2/lowest cost coal as the plant learns to effectively operate with higher sulfur coals. Stuart Station: 2007 2 lb SO2 coal for initial period following scrubber start-up. Stuart Station: 2008 – 2010 Purchase physical coal from suppliers that offer a range of sulfur levels. Ratchet up sulfur levels to determine boiler burn tolerance.

2006 Earnings

Earnings Drivers: 2005 vs. 2006 Note: 2005 and 2006 EPS (Non-GAAP basis) excluding one-time items 2005 EPS Revenue Fuel & Purchased Power O&M Other Change in Shares 2006 EPS $1.09 $0.62 ($0.22) ($0.27) $0.18 $0.11 $1.51 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $1.40 $1.60 $1.80

Liquidity & Cash Flow Cash & Cash Equivalents $262.2 $595.8 Short-Term Investments Available for Sale --- $125.8 $180 2005 2006 12-31 Construction Additions $352 ($ in millions) 12/31/06 12/31/05

$ in millions Construction Additions Actual Forecast $352 $310 $165 $130 0 50 100 150 200 250 300 350 400 2006 2007 2008 2009 Base Environmental

Looking to 2007 Continue the Development of our Long-Term Strategic Plan Continue our Efforts to Enhance Customer Satisfaction Participate in Ohio Electric Choice Discussions The outcome will impact our future direction. Operational Excellence Generation Performance Fuel Procurement Cost Control $151.1 million cash in 2007 from peaker transaction. Trial date for lawsuit set for spring of 2007.

Looking to 2007 Strong and stable retail market. DPL-managed scrubber projects to be completed by end of 2008. Killen burn issue resolved by end of 2007. Excellent access to diversity of compliance and non-compliance coal. Upside to coal costs post 2008 – dependent on testing. Approaching maintenance capex levels in 2008. Rate Stabilization Plan provides opportunity through 2010. PUCO approved Environmental Investment Rider through 2010. With competitive generation assets, well-positioned for post-2008 Ohio market, whether quasi-regulated or competitive.

Appendix

EPS Reconciliation to Guidance (Basic) Twelve Months Ended December 31 2006 2005 Total Basic Earnings (GAAP) $1.24 $1.44 Exclude: Discontinued Operations (0.12) (0.44) Charge for Peaking Plant Impairment 0.39 Charge for Early Redemption of Debt 0.31 Gain on Sale of Public Equity Investments (0.25) Cumulative Effect of Accounting Change 0.03 Total Basic (Non-GAAP) $1.51 $1.09 -- -- -- --